UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                     811-22446

CPG

Alternative Strategies Fund, LLC

(Exact name of registrant as specified in charter)

805 Third Ave., 18th Floor, New York, NY	10022

(Address of principal executive offices)	(Zip code)

Gemini Fund Services, LLC 17605 Wright St Omaha Nebraska, 68130

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

CPG Alternative Strategies Fund, LLC

Financial Statements

(In Liquidation)

Annual Report March 31, 2017

With Report of Independent Registered Public Accounting Firm

CPG ALTERNATIVE STRATEGIES FUND, LLC

Financial Statements

(In Liquidation)

March 31, 2017

Ernst & Young LLP 200 Clarendon St Boston, MA 02116	Tel: + 1 617 266 2000 Fax: + 1 617 266 5843 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Unit holders of

CPG Alternative Strategies Fund, LLC

We have audited the accompanying statement of assets and liabilities (in liquidation) of CPG Alternative Strategies Fund, LLC (the “Fund”), as of March 31, 2017, and the related statement of operations (in liquidation) for the year then ended, the statements of changes in net assets (in liquidation) for each of the two years in the period then ended and the financial highlights (in liquidation) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CPG Alternative Strategies Fund, LLC at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 30, 2017

CPG ALTERNATIVE STRATEGIES FUND, LLC

Statement of Assets and Liabilities

(In Liquidation)

March 31, 2017

Assets
Cash	$64,427
Receivable for investments sold, not settled	284,673
Due from Adviser	84,601
Interest receivable	16
Total Assets	433,717

Liabilities
Management fee payable	117,353
Accounts payable and other accrued expenses	93,515
Total Liabilities	210,868
Net Assets	$222,849

Composition of net assets
Paid in capital	$4,732,579
Accumulated net investment loss	(1,424)
Accumulated net realized loss from investments in Investment Funds	(4,508,306)
Net assets at end of year	$222,849

Units of beneficial interests outstanding	2,714,725

Net asset value per Unit	$0.08

See accompanying notes to financial statements.

CPG ALTERNATIVE STRATEGIES FUND, LLC

Statement of Operations

(In Liquidation)

For the year ended March 31, 2017

Investment Income
Interest	$7,773

Expenses
Professional and administrator fees	115,783
Directors’ fees	20,893
Management fees	6,025
Total Expenses	142,701
Fees waived / reimbursed by the Adviser (See Note 5)	(127,325)
Net Expenses	15,376

Net Investment Loss	(7,603)

Net realized loss from investments in Investment Funds	(58,104)

Net change in unrealized appreciation (depreciation) on investments in Investment Funds	136,745

Total net realized and change in unrealized gain from investments	78,641

Net increase in net assets resulting from operations	$71,038

See accompanying notes to financial statements.

CPG ALTERNATIVE STRATEGIES FUND, LLC

Statements of Changes in Net Assets

(In Liquidation)

	For the Year	For the Year
	Ended	Ended
	March 31, 2017	March 31, 2016

Net assets at beginning of year	$28,601,812	$51,620,891

Increase (decrease) in net assets resulting from operations
Net investment loss	(7,603)	(870,806)
Net realized gain (loss) from investments in Investment Funds	(58,104)	2,701,274
Net change in unrealized appreciation (depreciation) on investments in Investment Funds	136,745	(7,537,184)
Net increase (decrease) in net assets resulting from operations	71,038	(5,706,716)

Distributions to unit holders
Liquidating Distributions	(28,450,001)	—
Net decrease in net assets from liquidation distributions to unit holders	(28,450,001)	—

Increase (decrease) in net assets resulting from capital transactions
Proceeds from Units issued	—	1,738,350
Cost of Units redeemed	—	(19,050,713)
Net decrease in net assets from capital transactions	—	(17,312,363)

Total net decrease in net assets	(28,378,963)	(23,019,079)

Net assets at end of year	$222,849	$28,601,812
Accumulated net investment loss	$(1,424)	$(3,116,130)

Unit Activity
Units Sold	—	140,984
Units Redeemed	—	(1,566,406)
Net decrease in Units outstanding	—	(1,425,422)

See accompanying notes to financial statements.

CPG ALTERNATIVE STRATEGIES FUND, LLC

FINANCIAL HIGHLIGHTS

(In Liquidation)

Per Unit Data and Ratios for a Unit of Beneficial Interests Outstanding Throughout Each Year

	For the Year Ended		For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	March 31, 2017		March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

Per Unit operating performance:
Net asset value, beginning of year	$10.54		$12.47	$13.16	$13.03	$12.66
Activity from investment operations (1):
Net investment loss	—	(2)	(0.26)	(0.29)	(0.30)	(0.28)
Net realized and unrealized gain (loss) on investments	0.02		(1.67)	0.70	1.17	1.05
Total from investment operations	0.02		(1.93)	0.41	0.87	0.77
Less distributions from:
Liquidating Distributions	(10.48)		—	—	—	—
Net investment income	—		—	(0.88)	(0.14)	(0.15)
Net realized gains	—		—	(0.22)	(0.60)	(0.25)
Total distributions	(10.48)		—	(1.10)	(0.74)	(0.40)
Net asset value, end of year	$0.08		$10.54	$12.47	$13.16	$13.03
Net assets, end of year in (000s)	$223		$28,602	$51,621	$53,614	$46,347
Ratios/Supplemental Data:
Ratio of total expenses to average net assets (3)	11.45%		3.19%	2.37%	2.43%	2.55%
Ratio of net expenses to average net assets	1.23%		2.25%	2.25%	2.25%	2.25%
Ratio of net investment loss to average net assets	(0.61)%		(2.25)%	(2.25)%	(2.25)%	(2.25)%
Portfolio Turnover Rate	0%		11%	47%	53%	49%
Total return (4)	0.19	% (5)	(15.48)%	2.67%	6.52%	6.13%

(1)	Per Unit amounts calculated using the average Units outstanding during the year, which management believes more appropriately presents the per Unit data for the year.

(2)	Represents less than $0.01.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	The total return calculated for the period from April 1, 2016 to March 31, 2017 excludes liquidating distributions of $28,450,001 on the Statements of Changes in Net Assets.

See accompanying notes to financial statements.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements

(In Liquidation)

March 31, 2017

1.	Organization

CPG Alternative Strategies Fund, LLC (the “Fund”) was organized in the State of Delaware on July 28, 2010 as a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on October 1, 2011.

The Fund’s investment objective is to seek attractive risk-adjusted returns with significantly less volatility and correlation to broad market indices than equity investments. Correlation refers to the degree of relationship between investment indices. The Fund seeks to achieve its investment objective by primarily investing its assets in private alternative investment funds (“Investment Funds”) which Central Park Advisers, LLC (the “Adviser”) believes are attractive multi-strategy Investment Funds.

Pursuant to the investment advisory agreement (the “Agreement”), that by its term expired September 2016, the Directors engaged the Adviser, a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an investment advisory firm registered as an investment adviser under the Advisers Act. On January 13, 2016, the Fund’s Adviser informed the Board of Directors of its determination to dissolve the Fund, and the Board of Directors appointed the Adviser to act as the Fund’s liquidator. Accordingly, the Fund is in the process of being liquidated in an orderly manner. As liquidator, the Adviser has the authority to take, or cause to be taken, all actions necessary to wind up the affairs of the Fund and distribute the liquidation proceeds to the Fund’s members in accordance with the Fund’s Limited Liability Company Agreement, as amended and restated from time to time (the “LLCA”), and Section 18-803(b) of the Delaware Limited Liability Company Act. Proceeds are being distributed to the Fund’s members in installments; the Fund commenced making such distributions in May 2016. The Fund’s liquidation is expected to be completed by May 2017. The Adviser does not receive any compensation under the term of the Liquidator Agreement.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s LLCA. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Directors”) shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.

2.	Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and are expressed in United States dollars. The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting and reporting policies followed by the Fund in the preparation of the financial statements.

Federal Income Taxes: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its unit holders substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Federal Tax Information: The Fund has adopted a tax year end of September 30 (“Tax year”). As such, the Fund’s tax-basis capital gains and losses will only be determined at the end of each Tax year. Accordingly, tax basis distributions made during the fiscal year ending March 31, 2017, but after the tax year ended September 30, 2016 will be reflected in the notes to the Fund’s financial statements for its fiscal year ending March 31, 2017.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

(In Liquidation)

March 31, 2017

2.	Summary of Significant Accounting Policies (continued)

Cash: Cash consists of monies held at MFUG Union Bank, N.A. (formerly, Union Bank of California, N.A.). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-Term Investments: Short-term investments represent investments in money market funds and are recorded at net asset value (“NAV”) per share.

Investment Transactions: The Fund accounts for realized gains and losses from Investment Fund transactions based upon the pro-rata ratio of the fair value and cost of the underlying Investment Fund at the date of redemption. Interest income and expenses are recorded on the accrual basis.

Dividends and distributions to unit holders: Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its unit holders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or NAV per unit of beneficial interest of the Fund (“Units”).

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

3.	Distributions to Shareholders and Tax Components of Capital

The Fund’s tax year end is September 30, 2016, as such, the information in this section is as of the Fund’s tax year end.

The tax character of fund distributions paid for the tax year ended September 30, 2015 were as follows:

For the tax year ended ended
September 30, 2015
Ordinary Income	$3,211,506
Long-Term Capital Gain	921,309
Return of Capital	367,820
$4,500,635

The Fund did not have distributions for the tax year ended September 30, 2016.

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits
$—	$—	$(4,509,156)	$—	$—	$—	$(4,509,156)

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

(In Liquidation)

March 31, 2017

3.	Distributions to Shareholders and Tax Components of Capital (continued)

Permanent book and tax differences, primarily attributable to the tax treatment of passive foreign investment companies (PFICs) and partnerships, resulted in reclassification for the tax year ended September 30, 2016 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Loss
$(1,073,462)	$3,122,309	$(2,048,847)

These reclassifications had no effects on net assets.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. Tax years 2016, 2015, 2014, and 2013 remain subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2017 the Fund did not incur any interest or penalties.

4.	Portfolio Valuation

Fair Value Measurements and Disclosures: Fair value is defined as the value that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under U.S. GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 – unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 – inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. For investments measured at NAV as of the measurement date, included in this category are investments that can be withdrawn by the Fund at NAV as of the measurement date, or within one year from the measurement date.

●	Level 3 – significant unobservable inputs for the financial instrument (including the Fund’s own assumptions in determining the fair value of investments). For investments measured at NAV as of the measurement date, included in this category are investments for which the Fund does not have the ability to redeem at NAV as of the measurement date due to lock up and/or redemption notice period greater than one year from the measurement date.

U.S. GAAP requires that investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date (within one year) and the existence or absence of certain restrictions at the measurement date.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

(In Liquidation)

March 31, 2017

4.	Portfolio Valuation (continued)

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become so illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors. Investments in Investment Funds subject to suspension of redemptions are classified as Level 3 assets.

Lock-up periods require an investor to wait a specified length of time after the initial issuance of units before redemption can be granted. It is common for Investment Funds to institute lock-up periods in order to reduce liquidity risk and allow subscriptions proceeds to be invested over an appropriate time horizon. Investments in Investment Funds with lock-up periods of one year or less that are publishing NAVs and redeeming unlocked units at the published NAV are classified as Level 2 assets. Investments in Investment Funds with lock-up periods of more than one year are classified as Level 3 assets.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a monthly basis and reported to the Audit Committee on a quarterly basis through such time until the Fund had liquidated its Investment Funds. The Fund’s investments in Investment Funds are carried at fair value, which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Adviser and/or the Directors will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management, is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held no investments as of March 31, 2017. It is the Fund’s policy to recognize transfers at the end of the reporting period. There were no transfers between Level 1, Level 2 and Level 3, during the year ended March 31, 2017.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying Accounting Standards Codification 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at NAV are no longer included in the fair value hierarchy. The Fund elected to early adopt and apply ASU 2015-07. As of March 31, 2017, the Fund held no investments in investments funds that qualify for this valuation.

5.	Related Party Transactions

Through May 31, 2016, the Adviser provided investment advisory services to the Fund pursuant the Agreement. The Fund paid the Adviser a monthly fee (the “Management fee”) at the annual rate of 1.50% of the Fund’s monthly “Net assets,” defined as the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchase of units of beneficial interest pursuant to offers by the Fund to repurchase Units from investors, pursuant to the Agreement.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

(In Liquidation)

March 31, 2017

5.	Related Party Transactions (continued)

The Management Fee was (i) computed based on the net assets of the Fund as of the start of business on the first business day of the period to which the Management Fee relates, (ii) payable in arrears, (iii) appropriately prorated based on the number of days in such a period, and (iv) debited against the investors’ capital accounts. In connection with the liquidation of the Fund, the Fund ceased its obligation to pay the Management Fee for any period after May 31, 2016.

The Adviser earned $6,025 in Management fees during the year ended March 31, 2017, which is included in the Statement of Operations.

Each Independent Director receives an annual retainer of $10,000 plus a fee of $500 for each meeting attended and a fee of $250 for each meeting by phone. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Directors for the year ended March 31, 2017 were $20,893 and are included in the Statement of Operations.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved, from time to time, by the Directors.

The Adviser voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a one-year term beginning on the Initial Closing Date (October 1, 2011) and ending on the one year anniversary thereof (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described below) borne by the Fund to an amount not to exceed 0.75% per annum of the Fund’s net assets (the “Expense Cap”). The Adviser has elected to extend the term of the Expense Limitation and Reimbursement Agreement through September 30, 2017. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management fee; (ii) fees, expenses, allocations, etc. of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments, and (v) extraordinary expenses (as determined in the sole discretion of the Adviser). These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund’s net assets. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise to the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap in place at the time of reimbursement. For the year ended March 31, 2017, the Adviser waived $127,325 in expenses incurred by the Fund, of which $84,601 remained payable included as Due from Adviser in the Statement of Assets and Liabilities. There were $521,840 of expenses previously paid or borne by the Adviser that were subject to reimbursement to the Adviser, as they were not reimbursed prior to March 31, 2017, these expense reimbursement have expired.

6.	Administration, Custodian Fees and Distribution

Gemini Fund Services, LLC (“Gemini” or the “Administrator”), serves as the administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as Administrator, the Fund pays Gemini a minimum fee along with annualized tier rate fee based upon the average net assets of the Fund. The Fund pays Gemini an annual per investor servicing fee. In addition, the Fund reimburses Gemini for certain out of pocket expenses incurred.

MFUG Union Bank, N.A. serves as custodian (the “Custodian”) of the Fund’s assets and provides custodial services for the Fund.

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Continued)

(In Liquidation)

March 31, 2017

6.	Administration, Custodian Fees and Distribution (continued)

Prior to the Fund’s process of liquidation, Foreside Fund Services, LLC acted as the placement agent for the Fund’s Units on a best efforts basis, subject to various conditions. The Fund also had the ability to distribute Units through other brokers or dealers. The Fund sold Units only to Qualified Investors (as defined in the Fund’s Confidential Memorandum, dated December 2011, as supplemented in June 2014).

7.	Investments in Investment Funds

As of March 31, 2017, the Fund had no investments in Investment Funds that were related parties.

Aggregate purchases and proceeds from sales of investments in Investment Funds for the year ended March 31, 2017 amounted to $0 and $1,978,887, respectively.

The agreements related to investments in Investment Funds provide for compensation to their general partners/managers in the form of management fees of 1.50% to 2.00% (per annum) of net assets and performance incentive fees or allocations up to 20.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available.

8.	Indemnification

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following disclosure: On May 16, 2017 the Fund made final distributions of $222,849 to its members in accordance with its plan of liquidation.

CPG ALTERNATIVE STRATEGIES FUND, LLC

Supplemental Information

March 31, 2017 (Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling (collect) 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

CPG ALTERNATIVE STRATEGIES FUND, LLC

Supplemental Information

March 31, 2017 (Unaudited)

DIRECTORS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

Three of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The identity of the Directors and brief biographical information regarding each Director is set forth below.

INDEPENDENT DIRECTORS

Joan Shapiro Green (72) c/o Central Park Group, LLC 805 Third Ave. 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004 - 2006)., President,, BT Brokerage (1992 - 2001), Managing Director, Bankers Trust, (1990 - 1992), Senior Vice President, Bankers Trust, (1983 -1990).	3	None
Kristen M. Leopold (49) c/o Central Park Group, LLC 805 Third Ave. 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Independent Consulant to Hedge Funds (2007 to present); Chief Financial Officer of WFL Real Estate Services, LLC (2007 to present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) 1997-2006)	3	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi- Strategy Fund.
Janet L. Schinderman (66) c/o Central Park Group, LLC 805 Third Ave. 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School, of Columbia University (1990 - 2006)	3	Advantage Advisers Xanthus Fund, L.L.C.

INTERESTED DIRECTORS

Mitchell A. Tanzman (57) c/o Central Park Group, LLC 805 Third Ave. 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005) and Operating Committee Member of UBS Financial Services Inc. (2004-2005)	3	None

OFFICER(S) WHO ARE NOT DIRECTORS

Michael Mascis (49) c/o Central Park Group, LLC 805 Third Ave. 18th Floor New York, NY 10022 Principal Accounting Officer	Term - Indefinite Length - Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; Executive Director of UBS Financial Services Inc. (2002-2006)	N/A	N/A
Seth L. Pearlstein (51) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term - Indefinite Length - Since 2016	Chief Compliance Officer of Central Park Group, LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co.,Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics may be obtained without charge by calling 212-317-9200.
(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from any provision thereof.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Kristen Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
	Current Year	Previous Year
(a) Audit Fees	$30,000	$64,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$41,000	$42,000
(d) All Other Fees	$0	$0

Audit fees include fees associated with the audit of the registrant’s annual financial statements and include fees associated with annual audits for providing a report in connection with the registrant’s report on Form N-CSR. Tax fees include fees for tax compliance, tax advice and tax planning, and include fees for assisting management in preparation of tax estimates.

(e)(1)	The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services that are required to be pre-approved on a case by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.
(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the report to shareholders filed under item 1 of this form.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors of the Fund indicating how the

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the

12-month period ending June 30th will be available, without charge, upon request by calling collect (212)317-9200, and on the SEC's website at www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and share equal responsibility and authority for managing the Fund's portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the Fund's investments.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, serves as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, serves as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr.Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from

Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2017.

Gregory Brousseau

Registered Investment Companies Pooled Accounts Other Accounts

Number of		Number of	Assets	Number of
Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed
2	953,000,000	1	86,000,000	0	N/A

Mitchell A. Tanzman

Number of		Number of	Assets	Number of
Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed
2	953,000,000	1	86,000,000	0	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable. See Item 2.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(c) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CPG Alternative Strategies Fund LLC

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer

Date     June 8, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer

Date     June 8, 2017

By (Signature and Title)	/s/ Michael Mascis

Michael Mascis, Principal Accounting Officer

Date     June 8, 2017